                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                    Western Investment Real Estate Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Western Investment Real Estate Trust
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                                          [LOGO]

                                                                  March 28, 1994

Dear Shareholder:

    You are cordially invited to attend the annual meeting of shareholders of Western Investment Real Estate Trust to be held at the A.P. Giannini Auditorium, Bank of America Center, 555 California Street, San Francisco, California on Thursday, May 12, 1994 at 10:00 a.m. The business scheduled to be conducted at the meeting is set forth in the formal notice that follows.

    The Trust relies upon all shareholders to promptly execute and return their proxies. In order to save the Trust the unnecessary expense of further proxy solicitation, please promptly sign and return the enclosed proxy to Chemical Bank in the envelope provided. If you attend the annual meeting, as we hope you will, you may withdraw your proxy at the meeting, and vote your shares in person from the floor. You may also withdraw your proxy by delivering to the Trust a subsequently dated proxy before or at the annual meeting.

                                          Sincerely,
                                          Barbara J. Donham
                                          SECRETARY

- --------------------------------------------------------------------------------

3450 CALIFORNIA STREET                                            (415) 929-0211
SAN FRANCISCO, CA 94118                                       FAX (415) 929-0905

                      WESTERN INVESTMENT REAL ESTATE TRUST
                             3450 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94118
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    Notice is hereby given that the annual meeting of the shareholders of Western Investment Real Estate Trust will be held at the A.P. Giannini
Auditorium,  Bank  of  America  Center, 555  California  Street,  San Francisco,
California, at 10:00 a.m., on Thursday, May 12, 1994, for the following purposes:

    (1) To elect two trustees to Class III for three-year terms to expire at the conclusion of the 1997 annual meeting.

    (2) To approve the appointment of independent auditors for the Trust.

    (3) To transact any other business which may properly come before the meeting.

    Only shareholders of record at the close of business on March 14, 1994 will be entitled to vote at the meeting.

    A majority of the outstanding shares must be represented at the meeting in person or by proxy in order to transact business. TO ASSURE A PROPER
REPRESENTATION AT THE MEETING PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. Your proxy will not be used if you are personally present at the meeting and you indicate a desire to revoke such proxy or if a subsequently dated proxy of yours is delivered prior to or at the meeting.

Dated:  San Francisco, California
        March 28, 1994

                                    BARBARA J. DONHAM
                                    SECRETARY

If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote your shares. Please PROMPTLY CONTACT the person responsible for your account and GIVE INSTRUCTIONS for your shares to be voted.

                      WESTERN INVESTMENT REAL ESTATE TRUST
                             3450 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94118
                                PROXY STATEMENT

    THIS STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF WESTERN INVESTMENT REAL ESTATE TRUST, hereinafter called the Trust, for use at the annual meeting of shareholders to be held on Thursday, May 12, 1994 at 10:00 a.m., at the A.P. Giannini Auditorium, Bank of America Center, 555 California Street, San Francisco, California, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, proxies may be solicited personally or by telephone by trustees, officers or other employees of the Trust.

    Only shareholders of record of the Trust at the close of business on March 14, 1994 will be entitled to vote at the annual meeting. The approximate date on which the proxy statement and form of proxy are first sent or given to shareholders will be March 30, 1994.

    You are requested to sign, date and return the accompanying proxy in the enclosed envelope. Proxies duly executed and received by the Trust on or before 10:00 a.m. on May 12, 1994 will be voted in accordance with the instructions thereon. Such proxies may be revoked by executing and delivering to the Trust a written revocation or by executing and delivering a subsequently dated proxy before or at the meeting or by voting by ballot at the meeting.

    As of the record date, 16,645,791 shares of the Trust's shares of beneficial interest were issued and outstanding, each of which is entitled to one vote at the annual meeting. There will be no cumulative voting for the election of trustees.

                              ELECTION OF TRUSTEES

NOMINEES

    Two members of the Board of Trustees (Class III) are to be elected at the 1994 annual meeting. Under the terms of the Declaration of Trust, the four trustees who are not up for election this year will continue to serve until they stand for election as provided in the Declaration of Trust. In 1995 one of such trustees (Class I) will stand for election for a three-year term. In 1996 the remaining three trustees (Class II) will stand for election for a three-year term. All proxies received by the Trust will be voted in accordance with the specifications on the proxy. Unless the proxy specifies otherwise, proxies held by the trustees will be voted in the manner described below under "Voting" for the election of the two nominees listed under "Trustees and Executive Officers," to hold office until the expiration of their three-year term and until their respective successors shall be elected and qualified. In the unanticipated event that either of the current nominees declines to or cannot be a candidate at the annual meeting, all proxies held by the trustees will be voted in favor of the remaining nominee and for such substitute nominee (if any) as shall be designated by the trustees.

    Each of the two nominees, if elected, will serve for a three-year term to expire at the conclusion of the 1997 annual meeting of shareholders and until their respective successors shall be elected and qualified.

VOTING

    Each shareholder will be entitled to cast one vote for each share registered in his or her name on the record date of March 14, 1994 for each of the trustee positions to be filled. There will be no cumulative voting for the election of trustees.

    All shares represented by proxies solicited by the trustees will be voted in equal shares for the two nominees named hereafter, unless a proxy specifies otherwise. The two nominees receiving the greatest number of affirmative votes shall be elected to the office of trustee. The withholding of a vote for a nominee will have the practical effect of voting against that nominee.

TRUSTEES AND EXECUTIVE OFFICERS

    Information regarding the two Class III trustees nominated for election as trustees this year for a term of three years expiring at the conclusion of the 1997 annual meeting of shareholders is set forth below:

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                   OWNED DIRECTLY OR
                                                                      TRUSTEE       INDIRECTLY AS OF       TERM TO
            NAME                      PRINCIPAL OCCUPATION             SINCE        MARCH 1, 1994(1)        EXPIRE
- ----------------------------  -------------------------------------  ----------  ----------------------  ------------
Chester R. MacPhee, Jr.       Mr.  MacPhee, 60, is  the retired Ex-     1971         227,205(1.36%)          1994
                              ecutive Vice President and Chief  Fi-                                      (Class III)
                              nancial  Officer of the Trust. During
                              the past five years his principal oc-
                              cupation has been  officer and  trus-
                              tee of the Trust.
Reginald B. Oliver            Mr.   Oliver,   55,   is   a  private     1984          53,600(0.32%)(2)       1994
                              investor. Until April 1, 1990, he was                                      (Class III)
                              Executive  Vice   President  of   the
                              Pershing   Division   of   Donaldson,
                              Lufkin & Jenrette Securities
                              Corporation,  an  investment  banking
                              firm,  and continues to be associated
                              with the firm as a consultant.
    Information regarding the trustees who are not standing for election this year and the executive officers of  the
Trust is set forth below:
John R. Beckett               Mr.   Beckett,  75,  is  the  retired     1991          10,000(0.06%)          1995
                              President,  Chief  Executive  Officer                                       (Class I)
                              and  Chairman of the  Board of Trans-
                              america Corporation. During the  past
                              five  years his  principal occupation
                              has been  serving  as a  director  of
                              corporations,  including Transamerica
                              Corp., Bank  of America,  Clorox  and
                              American  President  Co.,  and  as  a
                              business consultant.

                                                                                         SHARES
                                                                                      BENEFICIALLY
                                                                                   OWNED DIRECTLY OR
                                                                      TRUSTEE       INDIRECTLY AS OF       TERM TO
            NAME                      PRINCIPAL OCCUPATION             SINCE        MARCH 1, 1994(1)        EXPIRE
- ----------------------------  -------------------------------------  ----------  ----------------------  ------------
O.A. Talmage                  Mr. Talmage, 70,  is the Chairman  of     1962         186,046(1.12%)          1996
                              the  Board of Trustees, President and   Founder                             (Class II)
                              Chief Executive Officer of the Trust.
                              During  the  past   five  years   his
                              principal  occupation  has  been  of-
                              ficer and  trustee of  the Trust.  He
                              was  a  member  of the  Board  of Di-
                              rectors  of  Bay  View  Federal  Bank
                              through December 31, 1991.
James L. Stell                Mr.  Stell, 70,  is the  retired Vice     1985          24,600(0.15%)          1996
                              Chairman  of  the   Board  of   Lucky                                       (Class II)
                              Stores.  During  the past  five years
                              his  principal  occupation  has  been
                              trustee of the Trust.
William A. Talmage            Mr. Talmage, 46, is an Executive Vice     1986          25,504(0.15%)          1996
                              President  of  the Trust.  During the                                       (Class II)
                              past five  years  his  principal  oc-
                              cupation  has  been  trustee  and of-
                              ficer of  the Trust  and through  De-
                              cember  1990 he  was involved  in the
                              management of  DeWolf Realty  Co.,  a
                              real  property management company. He
                              is the son of O.A. Talmage,  trustee,
                              Chairman  of the Board, President and
                              Chief Executive Officer of the Trust.
Dennis D. Ryan                Mr. Ryan, 38, is a Vice President and     N/A              400(0.00%)          N/A
                              the Chief  Financial Officer  of  the
                              Trust.  Mr.  Ryan,  a  CPA,  was  ap-
                              pointed Chief  Financial  Officer  on
                              February 1, 1994. He joined the Trust
                              in  September  of 1993  as Controller
                              and  was  appointed  Vice  President,
                              Finance,   effective  November  1993.
                              Prior to joining the Trust, Mr.  Ryan
                              was   a  financial  and  real  estate
                              consultant to a  variety of  clients.
                              Prior   to  1992,   he  was   a  Vice
                              President  and  Chief  Financial  Of-
                              ficer   of  Reininga  Corporation,  a
                              shopping center development,  leasing
                              and property management firm.
All executive officers and trustees (7) persons....................      --          527,355(3.17%)           --

- --------------------------
(1) The number and percentage of shares shown in this table reflect beneficial ownership in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, including shares which are not owned but as to which options are outstanding and may be exercised within 60 days of the date of this proxy statement.
(2) Includes 3,000 shares held by Mr. Oliver's wife as custodian for their minor children. Mr. Oliver disclaims any ownership of such shares.

BOARD AND COMMITTEE MEETINGS

    During 1993, the Board of Trustees held four meetings. The executive committee of the Board of Trustees presently consists of O. A. Talmage and William A. Talmage. Chester R. MacPhee, Jr. served on the committee until his retirement on January 31, 1994. The committee maintains such powers and exercises such duties of the Board of Trustees in the management of the business of the Trust as are delegated to it from time to time by the Board of Trustees. The executive committee held 31 meetings in 1993.

    The Trust has no standing nominating committee. It does have an audit committee whose functions are to meet with the Trust's auditors at least annually to review accounting and auditing procedures, to report to the Board of Trustees any recommended changes in auditing procedures and to recommend to the Board of Trustees at the close of each fiscal year the independent auditing firm to be selected for the ensuing fiscal year. The audit committee during 1993 consisted of James L. Stell, Reginald B. Oliver and John R. Beckett. The audit committee presently consists of James L. Stell, Reginald B. Oliver, John R. Beckett and Chester R. MacPhee, Jr. (formerly Executive Vice President and Chief Financial Officer). The committee held two meetings in 1993.

    The compensation committee held two meetings in 1993. The compensation committee during 1993 consisted of James L. Stell, Reginald B. Oliver and John
R. Beckett. The compensation committee presently consists of Reginald B. Oliver, James L. Stell, John R. Beckett and Chester R. MacPhee, Jr. (formerly Executive Vice President and Chief Financial Officer). The committee is responsible for administering and approving compensation for trustees and officers and certain other employees.

    Each of the trustees attended at least 75% of the total number of board meetings and meetings of committees on which they served in 1993.

OWNERSHIP OF SHARES

    The Trust has one outstanding class of voting securities, consisting of shares of beneficial interest without par value.

    As of December 31, 1993, no person or entity known to the Trust was a beneficial owner of more than 5% of the Trust's outstanding shares, based on information publicly reported to the Securities and Exchange Commission.

    As of December 31, 1993, Capital Guardian Trust and Capital Research and Management Company, subsidiaries of The Capital Group, Inc., exercised investment discretion with respect to 7,830 and 1,315,000 shares, respectively, which were owned by various institutional investors. The combined total of the shares represents 7.95% of the Trust's shares outstanding as of the record date. CEDE, a stock depository for brokers and other nominees, as of the record date, holds approximately 13,997,478 shares or 84% of the Trust's outstanding shares in its capacity as a stock depository.

COMPENSATION OF TRUSTEES

    During 1993, John R. Beckett, Reginald B. Oliver and James L. Stell each received an annual independent trustee fee of $14,000 and $500 per meeting attended. Members of the executive committee and officers receive no compensation from the Trust other than that shown in the Compensation Table set forth hereafter for serving as trustees or attending meetings.

    The independent trustees (other than members of the compensation committee) may be awarded stock options pursuant to the Trust's Nonqualified Stock Option Plan. No options were granted to any of the independent trustees during 1993.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows for the fiscal years ending December 31, 1993, 1992 and 1991, certain compensation paid by the Trust to its Chief Executive Officer and the other most highly compensated executive officers whose compensation exceeded $100,000 at December 31, 1993:

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG TERM
                                                        ANNUAL COMPENSATION                        COMPENSATION
                                   -------------------------------------------------------------      AWARDS
                                                                                 OTHER ANNUAL     ---------------      ALL OTHER
   NAME AND PRINCIPAL POSITION       YEAR       SALARY ($)       BONUS ($)       COMPENSATION         OPTIONS       COMPENSATION(1)
- ---------------------------------  ---------  --------------  ---------------  -----------------  ---------------  -----------------
O.A. Talmage                            1993  $   275,000                0                 0            45,000               0(2)
  President & CEO                       1992  $   275,000                0                 0                 0               0(2)
  Chairman of the Board                 1991  $   275,000                0                 0            12,000               0(2)
Chester R. MacPhee, Jr.                 1993  $   150,000(3)             0                 0                 0               0(2)
  Executive Vice President              1992  $   140,000(3)             0                 0                 0               0(2)
  Chief Financial Officer               1991  $   140,000(3)             0                 0             5,000               0(2)
  (Retired eff. 1/31/94)
William A. Talmage                      1993  $   130,000(3)             0         $     794(4)              0       $   3,900(5)
  Executive Vice President              1992  $   115,000(3)             0               794(4)              0           3,300(5)
                                        1991  $    95,000(3)             0                 0            10,000           3,800(5)

- --------------------------
(1) None of the named individuals received perquisites which exceeded the lesser of 10% of annual compensation or $50,000.
(2) Eligible for Trustee Emeritus Program and Death and Disability Program described hereinafter.
(3) Includes amounts earned but deferred under the Trust's 401(k) Plan at the election of the executive.
(4) Cost of life insurance paid by the Trust for the benefit of William A. Talmage; the other named executives are not covered.
(5) Consists of the Trust's employer matching contribution and discretionary contribution under 401(k) Plan. Mr. William A. Talmage is the only listed executive eligible to benefit from Trust contributions; the others are eligible to participate in the Trust's Trustee Emeritus and Death and Disability Programs.

COMPENSATION PURSUANT TO PLANS

    The Trust has a Trustee Emeritus Program, a Death and Disability Program and a Nonqualified Stock Option Plan, each of which were approved and adopted by the shareholders. The Trust also has a Tax Qualified Retirement Plan pursuant to
Section 401(k) of the Internal Revenue Code which was adopted during 1990. The Trust has no other bonus, profit-sharing, stock purchase, deferred compensation or other remuneration or incentive plan now in effect or in effect since the date of its organization.

TRUSTEE EMERITUS PROGRAM AND DEATH AND DISABILITY PROGRAM

    Chester R. MacPhee (a founder who elected to become a Trustee Emeritus effective 1/1/91), Bernard Etcheverry (a founder who elected to become a Trustee Emeritus effective 1/1/93), O.A. Talmage and Chester R. MacPhee, Jr. are the only persons eligible to participate in the Trust's Trustee Emeritus and Death and Disability Programs. These programs were adopted by the Trust in 1986 to replace the then existing Retirement Benefits Plan which covered the above individuals.

    A participant under the Trustee Emeritus program is eligible to become a trustee emeritus on reaching age 65 and ceasing to be a trustee and officer of the Trust. A trustee emeritus is required to be available to provide advice and counsel to the Trust regarding Trust properties and investments. Participants under the Trust's Death and Disability Program and their present spouses are eligible for certain benefits in the case of death or disability.

    The amount payable to a participant under either program is $60,000 per annum ($75,000 per annum for Chester R. MacPhee) subject to increase at the discretion of the Board of Trustees. Under the Death and Disability Program, payments continue until the number of payments received under both programs equals the number of months the participant served as a trustee or officer or, if sooner, until the death of the last to survive of the participant and his spouse.

    If the Trust is terminated or an eligible trustee or an eligible trustee emeritus is removed other than for good cause shown or not reelected as a trustee, the trustee will be entitled to receive as a lump sum severance payment an amount equal to the actuarially determined present value of the payments he would have received under the programs. If an eligible trustee or trustee emeritus is removed as a result of a change of control in the Trust the severance payments made under the programs may be subject to provisions of the Internal Revenue Code which impose an excise tax payable by the recipient on certain excess payments and make such payments not deductible by the Trust. Where such Internal Revenue Code sections are applicable, the severance payments, or portions thereof, which are subject to such excise tax will be increased by dividing the amounts subject to excise tax by 25%. Messrs. MacPhee, Talmage, Etcheverry and MacPhee, Jr. would have been entitled to $595,000, $575,000, $954,000, and $576,000, respectively, had they qualified for increased lump sum severance payments in connection with a change of control under the programs as of December 31, 1993. The four persons eligible for benefits under the programs, as a group, would have been entitled to receive a total of $2,700,000, had they all qualified for increased lump sum severance payments under the programs as of December 31, 1993. Compensation under the Trustee Emeritus Program will be expensed as earned by the trustee emeritus. The Death and Disability Program is unfunded; however, Death and Disability Program costs are accrued. Each of the participants has satisfied the time in service requirements for the programs.

NONQUALIFIED STOCK OPTION PLAN

    Under the Nonqualified Stock Option Plan (the "Plan") for trustees, officers and employees of the Trust, the compensation committee of the Board of Trustees determines the persons to whom options are granted, the time at which options are granted to each person, and the terms and conditions of exercise of options. A maximum of three hundred thousand (300,000) shares of beneficial interest may be issued under the Plan. The exercise price per share is the fair market value at the date of the grant. Each option vests and becomes exercisable as to 20% of the shares covered by each grant at the end of each year for five years. No option is exercisable after six years from the date of the grant. Options to purchase shares have been granted as follows:

              TOTAL NO.
            OF UNEXPIRED
               OPTIONS     PRICE PER
GRANT DATE     GRANTED       SHARE
- ----------  -------------  ---------
  5/18/88        141,000   $  17.375
 11/20/89         38,500   $  18.00
 11/18/91         35,700   $  11.44
 11/23/92         15,400   $  12.625
 11/11/93         67,000   $  13.81

    In each instance, the option price was 100% of the fair market value at the date of the grant.

STOCK OPTION GRANTS AND EXERCISES

    Stock options were granted to the executive officers during 1993 as shown on the following table:

                STOCK OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                     PERCENT OF                                 POTENTIAL REALIZABLE
                                                        TOTAL                                     VALUE AT ASSUMED
                                                       OPTIONS                                 ANNUAL RATES OF SHARE
                                                     GRANTED TO                                  PRICE APPRECIATION
                                                      EMPLOYEES    EXERCISE                       FOR OPTION TERM
                                          OPTIONS     IN FISCAL    OR BASE    EXPIRATION  --------------------------------
                 NAME                   GRANTED(1)      YEAR        PRICE        DATE           5%              10%
- --------------------------------------  -----------  -----------  ----------  ----------  --------------  ----------------
O.A. Talmage                                 45,000      67.1%     $   13.81    11/11/99  $      212,000  $        480,000
Chester R. MacPhee, Jr.                           0
William A. Talmage                                0
All Shareholders(2)                         N/A          N/A         N/A         N/A      $   78,141,000  $    177,230,000
Potential realizable value of the
 CEO's options as a percentage of
 potential value to all shareholders                                                               0.27%             0.27%

- ------------------------
(1) Options are exercisable as to 20% of the shares covered by the grant at the end of each of five years. No option is exercisable after six years from the date of grant. No SAR's have been granted.
(2) The potential gains for all shareholders have been calculated for the same period as the option term, i.e., between November 11, 1993 and November 11, 1999. There is no assurance that such increase in the price of the shares will be achieved. There were 16,625,723 shares outstanding at the close of business on November 11, 1993.

    The number and value of unexercised options at year-end 1993 are shown on the following table:

                        FISCAL YEAR-END OPTION/SAR VALUE

                                                                                          VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                                                     OPTIONS AT DECEMBER 31, 1993(1)    AT DECEMBER 31, 1993(2)
                                                     --------------------------------  --------------------------
                       NAME                             EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
- ---------------------------------------------------  --------------------------------  --------------------------
O.A. Talmage.......................................            59,400/54,600               $   6,888/$10,332
Chester R. MacPhee, Jr. ...........................            27,000/4,000                $   2,870/$4,305
William A. Talmage.................................            13,600/6,400                $   5,740/$8,610

- ------------------------
(1) Includes options which were granted at an exercise price of $17.375, $18.00 and $13.81. The fair market value of shares at December 31, 1993, was $12.875.
(2) Fair market value of shares at December 31, 1993 ($12.875) minus the exercise price of the in-the-money options ($11.440). These options were 40% vested at 12/31/93 and will vest an additional 20% at May 18 of each year until fully vested. No option is exercisable after 6 years from date of grant.

TAX QUALIFIED RETIREMENT PLAN PURSUANT TO IRS CODE SECTION 401(K)

    The Trust adopted a Tax Qualified Retirement Plan pursuant to Section 401(k) (the "Plan") in 1990. Under the Plan, the Trust makes contributions as follows:
(a) the total amount of compensation deferred by all eligible employees through salary deferral contributions to the Plan; (b) a discretionary matching contribution equal to a percentage of the amount of employee salary deferral contributions, which percentage will be determined each year by the Trust; and
(c) a discretionary contribution determined each year by the Trust. All salaried employees are eligible to become Plan participants on completion of six months of employment and the attainment of age 21; however, under the Plan the Trust will not make discretionary matching contributions or discretionary profit sharing contributions on behalf of Chester R. MacPhee, O. A. Talmage, Bernard Etcheverry and Chester R. MacPhee, Jr. inasmuch as they are eligible to participate in the Trustee Emeritus Program and Death and Disability Program. Compensation deferrals and discretionary matching contributions are fully vested and any discretionary contributions become vested as follows: 20% at 2 years of service; 40% at 3 years of service; 60% at 4 years of service; 80% at 5 years of service and 100% at 6 years of service. For the year 1993, the Trust made approximately $41,300 of discretionary contributions for all eligible employees. Inasmuch as the Plan is a defined contribution plan, rather than a defined benefit plan, it is not possible to estimate annual benefits upon retirement.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Trustees ("Committee"), composed of the three independent trustees during 1993, is responsible for administering and approving salaries for trustees, officers and department heads as well as any employee earning $60,000 per year or above. In addition, the Committee reviews the general compensation strategy and approves the percentage range increases for all staff members. The review process includes performance evaluation as well as consideration for promotion and succession.

    It is the objective of the Committee to develop and maintain executive compensation programs that attract, motivate and retain key executives who will help meet the Trust's goals to increase long term shareholder value.

    The compensation program consists of a base salary, 401(k) plan and stock option plan. We review executive compensation annually. While several sources of information on salary levels are consulted, we apply our own guidelines to determine appropriate levels of compensation for our employees. The Committee's guidelines include evaluating the Trust's operating performance and financial position and the results compared with the industry and real estate in general. The performance, in achieving acceptable levels of funds from operations per share compared to the shareholder investment, is our most important guideline.

BASE SALARY

    Executive salaries are determined by evaluating the responsibilities of the position held and the experience of the individual and by reference to median levels of salaries paid in the competitive marketplace for comparable positions. Individual salary increases are based on the Trust's financial performance and the attainment of individual non-financial objectives during the preceding year. The Committee monitors total administrative expenses as a percentage of assets and intends to compare favorably to other real estate trusts.

    During the last year, Mr. O.A. Talmage, the Trust's Chief Executive Officer, received a base salary of $275,000, which is unchanged from the previous year. In determining the base salary of Mr. Talmage, the Committee took into consideration his experience and stature in the real estate community, the base salary paid to other chief executive officers in the industry and the Trust's earnings and dividends per share.

STOCK OPTIONS

    The stock options are granted under a plan approved by the shareholders in 1988 to key officers and employees and provide an incentive for such officers and employees to manage with a long term view to building shareholder value. Stock options provide a long term incentive for the creation of shareholder value because a stock option provides a benefit only from appreciation in the price of the Trust's shares of beneficial interest over the term of the option. The stock option plan is administered by the compensation committee. The committee encourages accumulation and retention of shares of beneficial interest by employees. Stock options are granted annually at an option price of 100% of the market value on the date of grant and vest over five years at 20% per year. Stock option award levels are based on the recipient's responsibilities, ability to influence shareholder value and total compensation.

    In 1993, six employees received stock option grants, including the Chief Executive Officer. Mr. Talmage, the CEO, was granted options to purchase 45,000 shares of beneficial interest, as set forth in the Stock Option/SAR Grant Table. The grant to Mr. Talmage was based on the guidelines established by the committee as described above.

                                          The 1993 Compensation Committee
                                          Reginald B. Oliver, Chairman
                                          John R. Beckett
                                          James L. Stell

COMPANY PERFORMANCE

                       PERFORMANCE MEASUREMENT COMPARISON
                                  TOTAL RETURN
                      WESTERN INVESTMENT REAL ESTATE TRUST
                     NAREIT EQUITY INDEX AND S&P 500 INDEX

                1988       1989       1990       1991       1992       1993
              ---------  ---------  ---------  ---------  ---------  ---------
Equity           100.00     108.84      92.13     125.02     143.26     171.42
S&P              100.00     131.49     127.32     166.21     178.96     196.84
WIRET            100.00     116.08      96.15      84.02      99.68     112.72

- ------------------------
(1) The total return on investment (change in the year-end share price plus reinvested dividends) for each of the periods for the Trust, The NAREIT Equity Index (peer group) and the S&P 500 Index.
(2) The NAREIT Equity Index includes 133 tax-qualified REITS (all of which are listed on either the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System). The 133 REITS have a total market capitalization of $25.6 billion. The NAREIT Equity Index is maintained by the National Association of Real Estate Trusts, Washington, D.C.

                            APPOINTMENT OF AUDITORS

    KPMG Peat Marwick, Certified Public Accountants, were the auditors for the Trust for the year ended 1993. The Board of Trustees has appointed KPMG Peat Marwick as auditors for the year ending December 31, 1994 and recommends to the shareholders that such appointment be approved. Representatives of KPMG Peat Marwick are expected to attend the annual meeting with the opportunity to make a statement if desired and are also expected to be available to respond to appropriate questions from the shareholders at the annual meeting.

                                 OTHER BUSINESS

    The management of the Trust knows of no matters to be brought before the meeting other than those set forth in the Notice of Annual Meeting of Shareholders. If, however, any other matters of which management is not now aware are presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote in accordance with their discretion on such matters. The giving of the proxy does not preclude the right to vote in person should the shareholder giving it so desire, as the proxy may be revoked at any time prior to its having been exercised.

SHAREHOLDER PROPOSALS

    Any shareholder proposal to be submitted for inclusion in proxy soliciting material for the 1995 annual shareholder's meeting must be received by the Secretary of the Trust no later than December 2, 1994.

Dated: San Francisco, California
      March 28, 1994
                                          BARBARA J. DONHAM
                                          SECRETARY

- --------------------------------------------------------------------------------

A COPY OF THE TRUST'S 1993 ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE TO EACH SHAREHOLDER WHO SENDS A WRITTEN REQUEST TO INVESTOR RELATIONS, WESTERN INVESTMENT REAL ESTATE TRUST, AT 3450 CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94118.
- --------------------------------------------------------------------------------

                      WESTERN INVESTMENT REAL ESTATE TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1994
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints O. A. Talmage, Chester R. MacPhee, Jr., Reginald B. Oliver, James L. Stell, William A. Talmage and John R. Beckett as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of beneficial interest of Western Investment Real Estate Trust held of record by the undersigned on March 14, 1994, at the annual meeting of shareholders to be held on May 12, 1994 or any adjournment thereof.

    Should the undersigned be present and choose to vote at the meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Trust at the meeting of the shareholder's decision to terminate this proxy, then the power of the attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Trust or by duly executing a proxy bearing a later date.

 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS.

1.    The election as trustees of all nominees listed below (except as marked to the contrary).
                        / / FOR                            / / VOTE WITHHELD
 INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
                                      NAME IN THE LIST BELOW.
                           CHESTER R. MACPHEE, JR. and REGINALD B. OLIVER
2.    Ratification of the appointment of  KPMG Peat Marwick as auditors  for the fiscal year  ending
      December 31, 1994.
       / / FOR                            / / AGAINST                            / / ABSTAIN
3.    In  their discretion,  the Proxies  are authorized  to vote  upon such  other business  as may properly come before the meeting or any adjournment or postponement thereof.

                IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF TRUSTEES KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                               The    undersigned   acknowledges
                                           receipt from the Trust, prior to  the
                                           execution of this proxy, of notice of
                                           the  Meeting, a Proxy Statement dated
                                           March 28, 1994  and an Annual  Report
                                           to shareholders.
                                           Dated: ________________________, 1994
                                           _____________________________________
                                           Signature of Shareholder
                                           _____________________________________
                                           Signature of Shareholder
                                           Please  sign exactly  as your name(s)
                                           appear(s) to the  left. When  signing
                                           as attorney, executor, administrator,
                                           trustee or guardian, please give your
                                           full   title.  If   shares  are  held
                                           jointly, each holder should sign.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.